Exhibit 99.2
EXECUTION COPY
CONTINENTAL AIRLINES, INC.
$200,000,000
Shares of Class B Common Stock
(par value $0.01 per share)
EQUITY DISTRIBUTION AGREEMENT
October 22, 2008
Morgan Stanley & Co. Incorporated
1585 Broadway
New York, NY 10036
Ladies and Gentlemen:
          Continental Airlines, Inc., a Delaware corporation (the “Company”), confirms its agreement (this “Agreement”) with Morgan Stanley & Co. Incorporated (the “Manager”), as follows:
          SECTION 1. Description of Securities. The Company proposes to issue and sell through or to the Manager, as sales agent and/or principal, shares of the Company’s Class B common stock, par value $0.01 per share (the “Common Stock”), having an aggregate gross sales price of up to $200,000,000 (the “Shares”) on the terms set forth in Section 3 of this Agreement. The Company agrees that whenever it determines to sell the Shares directly to the Manager as principal, it will enter into a separate agreement (each, a “Terms Agreement”) in substantially the form of Annex I hereto, relating to such sale in accordance with Section 3 of this Agreement.
          The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (No. 333-133187), including the related preliminary prospectus or prospectuses, which registration statement became effective upon filing with the Commission under Rule 462(e) of the rules and regulations of the Commission (the “1933 Act Regulations”) under the Securities Act of 1933, as amended (the “1933 Act”). Such registration statement covers the registration of the Shares under the 1933 Act. Promptly after execution and delivery of this Agreement, the Company will prepare and file a prospectus in accordance with the provisions of paragraph (b) of Rule 424 (“Rule 424(b)”) of the 1933 Act Regulations relating to the offering of the Shares. Such registration statement as amended to the date of this Agreement, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A or Rule 430B under the 1933 Act and the documents incorporated therein pursuant to Part I, Item 12 of Form S-3 as of its most recent effective date, is hereinafter referred to as the “Registration Statement,” the related base prospectus dated April 10, 2006 filed as part of such Registration Statement, including the documents incorporated therein pursuant to Part I, Item 12 of Form S-3 as of the date of such prospectus, is hereinafter referred to as the “Base Prospectus” and the most recent prospectus supplement relating to the Shares, to be filed by the Company with the Commission pursuant to Rule 424(b), in the form furnished by the Company to the Manager in connection with the offering of the Shares, is hereinafter referred to as the “Prospectus Supplement.” In addition, from time to time as provided by Section 3(a)(vii) of this Agreement, the Company will prepare and file a prospectus supplement in accordance with the provisions of Rule 424(b) (each, an “Interim Prospectus Supplement”). The Base Prospectus, as supplemented by (i) the Prospectus Supplement including the documents incorporated therein pursuant to Part I, Item 12 of Form S-3 as of the date of such prospectus, and (ii) the most recently filed Interim Prospectus Supplement (if any), is hereinafter referred to as the “Prospectus.”
          The Company has also entered into an equity distribution agreement (the “Alternative Equity Distribution Agreement”), dated of even date herewith, with UBS Securities LLC (the “Alternative Manager”). The aggregate gross sales price of the Shares that may be sold pursuant to this Agreement and the Alternative Equity Distribution Agreement shall not exceed $200,000,000 (the “Maximum Amount”). Whenever the Company determines to sell the Shares directly to the Alternative Manager as principal, it will enter into a separate agreement (each, an “Alternative Terms Agreement”) in substantially the form of Annex I to the Alternative Equity Distribution Agreement. This Agreement and the Alternative Equity Distribution Agreement are sometimes hereinafter referred to as the “Distribution Agreements”.
          For purposes of this Agreement, all references to the Registration Statement or the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”).
          All references in this Agreement to financial statements and schedules and other information which is “contained,” “included” or “stated” in the Registration Statement, the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in or otherwise deemed by the 1933 Act Regulations to be a part of or included in the Registration Statement or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement or the Prospectus shall be deemed to mean and include any post-effective amendment to the Registration Statement and the filing of any document under the Securities Exchange Act of 1934, as amended (the “1934 Act”), which is incorporated by reference in or otherwise deemed by the 1933 Act Regulations to be a part of or included in the Registration Statement or the Prospectus, as the case may be.
          SECTION 2. Representations and Warranties of the Company. The Company represents and warrants to the Manager as of the date of this Agreement, any applicable Registration Statement Amendment Date (as defined in Section 4(p)), each Filing Date (as defined in Section 3(a)(vii)), each Applicable Time (as defined in Section 2(b)) and each Settlement Date (as defined in Section 3(a)(vi)), and agrees with the Manager that:
          (a) (A) At the time of the first filing of the Registration Statement, (B) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the 1933 Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the 1934 Act or form of prospectus) and (C) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) of the 1933 Act Regulations) made any offer relating to the Shares in reliance on the exemption of Rule 163 of the 1933 Act Regulations, the Company was (as the case may be) a “well-known seasoned issuer” as defined in Rule 405 of the 1933 Act Regulations (“Rule 405”), including not having been an “ineligible issuer” as defined in Rule 405. As of each relevant eligibility determination date for purposes of Rules 164 and 433 of the 1933 Act regulations, the Company is not an “ineligible issuer” as defined in Rule 405. The Registration Statement is an “automatic shelf registration statement,” as defined in Rule 405, and the Shares, since their registration on the Registration Statement, have been and remain eligible for registration by the Company on a Rule 405 “automatic shelf registration statement”. The Company has not received from the Commission any notice pursuant to Rule 401(g)(2) of the 1933 Act Regulations objecting to the use of the automatic shelf registration statement form. The Company agrees to satisfy payment of the fees required by the Commission relating to the Shares within the time required by Rule 456(b)(1) of the 1933 Act Regulations without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) of the 1933 Act Regulations.
          At the earliest time after the first filing of the Registration Statement at which the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the 1933 Act Regulations) of the Shares, the Company was not an “ineligible issuer,” as defined in Rule 405.
          (b) The Registration Statement first became effective upon filing under Rule 462(e) of the 1933 Act Regulations (“Rule 462(e)”) on April 10, 2006, and any post-effective amendment thereto also became effective upon filing under Rule 462(e). No stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information in connection with the Registration Statement has been complied with.
          Any offer that is a written communication relating to the Shares made prior to the first filing of the Registration Statement by the Company or any person acting on its behalf (within the meaning, for this paragraph only, of Rule 163(c) of the 1933 Act Regulations) has been filed with the Commission in accordance with the exemption provided by Rule 163 of the 1933 Act Regulations (“Rule 163”) and otherwise complied with the requirements of Rule 163, including without limitation the legending requirement, to qualify such offer for the exemption from Section 5(c) of the 1933 Act provided by Rule 163.
          At the respective times the first filing of the Registration Statement and each amendment thereto became effective, at each deemed effective date with respect to the Manager pursuant to Rule 430B(f)(2) of the 1933 Act Regulations, at each Applicable Time, at each Settlement Date and at all times during which a prospectus is required by the 1933 Act to be delivered (whether physically or through compliance with Rule 172 of the 1933 Act Regulations (“Rule 172”) or any similar rule) in connection with any offer or sale of Shares, the Registration Statement complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations, and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.
          At the time the Prospectus or any amendment or supplement thereto is first filed in accordance with Rule 424(b), at each Applicable Time (as defined below) and at all times during which a prospectus is required by the 1933 Act to be delivered (whether physically or through compliance with Rule 153, Rule 172 or any similar rule) in connection with any offer or sale of Shares, the Prospectus and any amendments or supplements thereto, together with any combination of one or more of the then issued Issuer Free Writing Prospectus(es) (as defined below), did not and will not include any untrue statement of a material fact and did not and will not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
          As of (i) each Applicable Time and (ii) each related Settlement Date (as defined in Section 3(a)(vi)), neither (x) the Statutory Prospectus (as defined below), the Issuer General Use Free Writing Prospectus(es) (as defined below) as of or prior to such Applicable Time or Settlement Date (as the case may be), and the offering price of the Shares sold at such Applicable Time or Settlement Date (as the case may be), all considered together (collectively, the “General Disclosure Package”), nor (y) any individual Issuer Limited Use Free Writing Prospectus, when considered together with the General Disclosure Package, included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
          As of each Settlement Date, (i) the Prospectus and any amendments or supplements thereto, together with any combination of one or more of the Issuer Free Writing Prospectus(es) (as defined below), did not and will not include any untrue statement of a material fact and did not and will not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and (ii) neither (x) the Statutory Prospectus together with the Issuer General Use Free Writing Prospectus(es), nor (y) any individual Issuer Limited Use Free Writing Prospectus as of the related Applicable Time, when considered together with the General Disclosure Package, included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
          As used in this subsection and elsewhere in this Agreement:
          “Applicable Time” means, with respect to any Shares, the time of sale of such Shares pursuant to this Agreement or any relevant Terms Agreement.
          “Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 of the 1933 Act Regulations (“Rule 433”), relating to the Shares.
          “Issuer General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors, as evidenced by its being specified in Schedule II hereto.

          “Issuer Limited Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not an Issuer General Use Free Writing Prospectus.
          “Statutory Prospectus” means the Base Prospectus and the Prospectus Supplement, as either shall be supplemented immediately prior to the relevant Applicable Time including any document incorporated by reference therein as of the date of such supplement.
          Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Shares or until any earlier date that the issuer notified or notifies the Manager as described in Section 3(e), did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, the Statutory Prospectus, the General Disclosure Package or the Prospectus, including any document incorporated by reference therein and any preliminary or other prospectus deemed to be a part thereof that has not been superseded or modified.
          The representations and warranties in this paragraph (b) shall not apply to statements in or omissions from the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus (or any amendment or supplement thereto), made in reliance upon and in conformity with information furnished to the Company in writing by the Manager expressly for use therein.
          (c) The Prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the 1933 Act and the 1934 Act and the Prospectus provided to the Manager for use in connection with the offering and sale of the Shares from time to time will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.
          (d) The documents incorporated or deemed to be incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act, and, when read together with the other information in the Prospectus, at the time the Registration Statement in the form first filed with the Commission became effective, at the time the Prospectus was first filed with the Commission in accordance with Rule 424(b), each Applicable Time and at each Settlement Time, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.
          (e) Ernst & Young LLP, who have certified certain financial statements of the Company and its consolidated subsidiaries and delivered their report with respect to the audited consolidated financial statements and schedules included or incorporated by reference in the Prospectus, are independent public accountants with respect to the Company within the meaning of the 1933 Act Regulations.
          (f) The financial statements included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, together with the related schedules and notes, present fairly in all material respects the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statement of operations, stockholders’ equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; said financial statements comply as to form with the applicable accounting requirements of the 1933 Act and have been prepared in conformity with generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved, except as otherwise stated therein. The supporting schedules, if any, included in the Registration Statement, the General Disclosure Package and the Prospectus present fairly in all material respects and in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the Prospectus present fairly in all material respects the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement.
          (g) Since the respective dates as of which information is disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, except as otherwise stated therein, (i) there has been no material adverse change in the condition (financial or otherwise), or in the earnings, business, properties or results of operations of the Company and its subsidiaries taken as a whole, whether or not arising in the ordinary course of business (a “Material Adverse Change”), (ii) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries taken as a whole, and (iii) except for regular dividends on the Common Stock in amounts per share that are consistent with past practice, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.
          (h) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus and to enter into and perform its obligations under this Agreement and any Terms Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing could not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), or in the earnings, business, properties or results of operations of the Company and its subsidiaries taken as a whole, whether or not arising in the ordinary course of business (a “Material Adverse Effect”).
          (i) Each “significant subsidiary” of the Company (as such term is defined in Rule 1-02 of Regulation S-X) (each a “Subsidiary” and, collectively, the “Subsidiaries”) has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the General Disclosure Package or the Prospectus, and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing could not result in a Material Adverse

Effect; except as otherwise disclosed in the Registration Statement or the Prospectus, all of the issued and outstanding capital stock of each such Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of any Subsidiary was issued in violation of the preemptive or similar rights of any security holder of such Subsidiary. The only subsidiaries of the Company are (i) the subsidiaries listed on Schedule I hereto and (ii) certain other subsidiaries which, considered in the aggregate as a single subsidiary, do not constitute a “significant subsidiary” as defined in Rule 1-02 of Regulation S-X.
          (j) The shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any security holder of the Company.
          (k) This Agreement has been, any Terms Agreement entered into pursuant thereto will have been, and the Alternative Equity Distribution Agreement has been and any Alternative Terms Agreement entered into pursuant thereto will have been, and at the time of execution and delivery thereof, duly authorized, executed and delivered by the Company.
          (l) The Shares have been duly authorized for issuance and sale by the Manager pursuant to this Agreement and any Terms Agreement and, when issued and delivered by the Company pursuant to this Agreement and such Terms Agreement against payment of the consideration set forth herein, will be validly issued, fully paid and non-assessable; the Common Stock conforms in all material respects to all statements relating thereto contained in the Registration Statement, the General Disclosure Package and the Prospectus and such description conforms in all material respects to the rights set forth in the instruments defining the same; no holder of the Shares will be subject to personal liability for obligations of the Company solely by reason of being such a holder; and the issuance of the Shares is not subject to the preemptive or other similar rights of any security holder of the Company.
          (m) Neither the issuance and sale of the Shares nor the consummation of any other of the transactions contemplated herein, under the Alternative Equity Distribution Agreement or in any Terms Agreement or Alternative Terms Agreement, nor the fulfillment of the terms hereof or thereof will conflict with or result in a breach or violation of or result in the imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to (i) the charter or bylaws of the Company or any of its subsidiaries, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or any of its subsidiaries is a party or bound or to which its or their property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other governmental authority having jurisdiction over the Company, any of its subsidiaries or any of either of their properties, except, with respect to clause (ii) or (iii) above, for such conflict, breach, violation or imposition that could not reasonably be expected to have (A) a material adverse effect on the performance by the

Company of this Agreement or the consummation of any of the transactions contemplated hereby or (B) a Material Adverse Effect.
          (n) Except as set forth in the Registration Statement, the General Disclosure Package or the Prospectus, neither the Company nor any of its subsidiaries is in breach, violation or default of (i) any provision of its charter or bylaws, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other governmental authority having jurisdiction over the Company or any of its subsidiaries or any of either of their properties, as applicable, except, with respect to clause (ii) or (iii) above, for such breach, violation or default that could not reasonably be expected to have a Material Adverse Effect.
          (o) Except as set forth in the Registration Statement, the General Disclosure Package or the Prospectus, no labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of the Company or any subsidiary that, in either case, could reasonably be expected to result in a Material Adverse Effect.
          (p) No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property is pending or, to the best knowledge of the Company, threatened that could reasonably be expected to have (i) a material adverse effect on the performance by the Company of this Agreement or the consummation of any of the transactions contemplated hereby or (ii) a Material Adverse Effect, except as set forth in or contemplated in the Registration Statement, the General Disclosure Package or the Prospectus (exclusive of any amendment or supplement thereto).
          (q) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein except such as have been obtained under the 1933 Act and such as may be required under the 1933 Act or the blue sky laws of any jurisdiction in connection with the issuance and sale of the Shares in the manner contemplated herein and in the Registration Statement, the General Disclosure Package and the Prospectus.
          (r) The Company and its subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, and the Company and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to possess such Governmental License or to comply would not, singly or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could reasonably be expected to result in a Material Adverse Effect.
          (s) The Company and its subsidiaries have good and marketable title to all material real property owned by the Company and its subsidiaries and good title to all other material properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except (i) such as are described in the Registration Statement, General Disclosure Package and the Prospectus or (ii) such mortgages, pledges, liens, security interests, claims, restrictions or encumbrances as would not result in a Material Adverse Effect; and all of the leases and subleases of the Company and its subsidiaries and under which the Company or any of its subsidiaries holds properties described in the Registration Statement, the General Disclosure Package and the Prospectus, are in full force and effect, except where such failure to be in full force and effect could not reasonably be expected to result in a Material Adverse Effect, and neither the Company nor any of its subsidiaries has any notice of any claim or claims of any sort that singly or in the aggregate could reasonably be expected to have a Material Adverse Effect that has been asserted by anyone adverse to the rights of the Company or any of its subsidiaries under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease.
          (t) The Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Registration Statement, the General Disclosure Package or the Prospectus will not be, an “investment company” as defined in the Investment Company Act of 1940, as amended.
          (u) Except as described in the Registration Statement, the General Disclosure Package and the Prospectus and except as could not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect, (i) neither the Company nor any of its subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”), (ii) the Company and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (iii) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigations or proceedings relating to any Environmental Law against the Company or any of its subsidiaries and (iv) there are no events or circumstances that could reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its subsidiaries relating to Hazardous Materials or any Environmental Laws.

          (v) The Company is a “citizen of the United States” within the meaning of Section 40102(a)(15) of Title 49 of the United States Code, as amended, holding an air carrier operating certificate issued by the Secretary of Transportation pursuant to Chapter 447 of Title 49 of the United States Code, as amended, for aircraft capable of carrying 10 or more individuals or 6,000 pounds or more of cargo.
          (w) Except as set forth in the Registration Statement, the General Disclosure Package and the Prospectus, the Company maintains a system of internal accounting controls effective to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.
          (x) Except as set forth in the Registration Statement, the General Disclosure Package and the Prospectus: (i) the Company maintains required “disclosure controls and procedures” (as defined in Rules 13a-15(e) and 15d-15(e) under the 1934 Act); and (ii) the Company’s “disclosure controls and procedures” are designed to reasonably ensure that material information (both financial and non-financial) required to be disclosed by the Company in the reports that it files or furnishes under the 1934 Act is communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications of the Chief Executive Officer and Chief Financial Officer of the Company required under the 1934 Act with respect to such reports.
          (y) The Common Stock is an “actively-traded security” excepted from the requirements of Rule 101 of Regulation M under the 1934 Act by subsection (c)(1) of such rule.
          (z) Neither the Company nor any of its subsidiaries nor any of their respective directors, officers, affiliates or controlling persons has taken, directly or indirectly, any action designed, or which has constituted or could reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.
Any certificate signed by any officer of the Company or any of its subsidiaries and delivered to the Manager or counsel for the Manager in connection with the offering and sale of the Shares shall be deemed a representation and warranty by the Company, as to matters covered thereby, to the Manager.
          SECTION 3. Sale and Delivery of Securities. (a) On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to issue and sell through the Manager, as sales agent, and the Manager agrees to use its reasonable efforts to sell, as sales agent for the Company, the Shares on the following terms.

     (i) The Shares are to be sold on a daily basis or otherwise as shall be agreed to by the Company and the Manager on any day that (A) is a trading day for the New York Stock Exchange (“NYSE”) (other than a day on which the NYSE is scheduled to close prior to its regular weekday closing time), (B) the Company has instructed the Manager by telephone (confirmed promptly by electronic mail) to make such sales and (C) the Company has satisfied its obligations under Section 6 of this Agreement. The Company will designate the maximum amount of the Shares to be sold by the Manager daily and in any event not in excess of the amount available for issuance under the currently effective Registration Statement. Subject to the terms and conditions hereof, the Manager shall use its reasonable efforts to sell on a particular day all of the Shares designated for the sale by the Company on such day. The gross sales of the Shares sold under this Section 3(a) shall be the market price for shares of the Company’s Common Stock sold by the Manager under this Section 3(a) on the NYSE at the time of sale of such Shares.
     (ii) Notwithstanding the foregoing, the Company may instruct the Manager by telephone (confirmed promptly by electronic mail) not to sell the Shares if such sales cannot be effected at or above the price designated by the Company in any such instruction. Furthermore, the Company shall not authorize the issuance and sale of, and the Manager shall not be obligated to use its reasonable efforts to sell, any Share at a price lower than the minimum price therefor designated from time to time by the Company’s Board of Directors and notified to the Manager in writing. In addition, the Company or the Manager may, upon notice to the other party hereto by telephone (confirmed promptly by telecopy), suspend the offering of the Shares; provided, however, that such suspension or termination shall not affect or impair the parties’ respective obligations with respect to the Shares sold hereunder prior to the giving of such notice.
     (iii) The Manager hereby covenants and agrees not to make any sales of the Shares on behalf of the Company, pursuant to this Section 3(a), other than (A) by means of ordinary brokers’ transactions between members of the NYSE that qualify for delivery of a Prospectus to the NYSE in accordance with Rule 153 of the 1933 Act Regulations (such transactions are hereinafter referred to as “At-the-Market Offerings”) and (B) such other sales of the Shares on behalf of the Company in its capacity as agent of the Company as shall be agreed by the Company and the Manager.
     (iv) The compensation to the Manager for sales of the Shares, as an agent of the Company, shall be 2% of the gross sales price of the Shares sold pursuant to this Section 3(a), and such rate of compensation shall not apply when the Manager acts as principal. The remaining proceeds, after further deduction for any transaction fees imposed by any governmental or self-regulatory organization in respect of such sales, shall constitute the net proceeds to the Company for such Shares (the “Net Proceeds”).
     (v) The Manager shall provide written confirmation to the Company following the close of trading on the NYSE each day in which the Shares are sold under this Section 3(a) setting forth the number of the Shares sold on such day, the aggregate gross sales proceeds and the Net Proceeds to the Company, and the compensation payable by the Company to the Manager with respect to such sales.

     (vi) Settlement for sales of the Shares pursuant to this Section 3(a) will occur at 10:00 a.m. (Eastern time), or at such other time as the Company and the Manager may mutually agree, on the third business day following the date on which such sales are made (each such day, a “Settlement Date”). On each Settlement Date, the Shares sold through the Manager for settlement on such date shall be issued and delivered by the Company to the Manager against payment of the Net Proceeds for the sale of such Shares. Settlement for all such Shares shall be effected by free delivery of the Shares to the Manager’s account at The Depository Trust Company in return for payments in same day funds delivered to the account designated by the Company. If the Company shall default on its obligation to deliver the Shares on any Settlement Date, the Company shall (A) indemnify and hold the Manager harmless against any loss, claim or damage arising from or as a result of such default by the Company and (B) pay the Manager any commission to which it would otherwise be entitled absent such default. If the Manager breaches this Agreement by failing to deliver proceeds on any Settlement Date for the Shares delivered by the Company, the Manager will pay the Company interest based on the effective overnight Federal Funds rate.
     (vii) At each Settlement Date, Registration Statement Amendment Date (as defined in Section 4(p)) and Filing Date (as defined below), the Company shall be deemed to have affirmed each representation and warranty contained in this Agreement. The Company covenants and agrees with the Manager that (A) with respect to each of the Company’s first three fiscal quarters of fiscal year 2009 and of each fiscal year thereafter, on or prior to the date on which the Company shall be obligated to file a Quarterly Report on Form 10-Q in respect of such quarter and (B) with respect to the Company’s fourth fiscal quarter for fiscal year 2008 and for each year thereafter, on or prior to the fortieth day after the end of such quarter in which sales of the Shares were made by the Manager pursuant to this Section 3(a) (each such date, and any date on which an amendment to any such document is filed, a “Filing Date”) (or such shorter period as may in the future be mandated by the Commission as a filing deadline for Forms 10-Q for registrants such as the Company), the Company will file a prospectus supplement with the Commission under the applicable paragraph of Rule 424(b), which prospectus supplement will set forth, with regard to such quarter, the number of the Shares sold through the Manager as agent pursuant to this Section 3(a) in At-the-Market Offerings, the Net Proceeds to the Company and the compensation paid by the Company with respect to such sales of the Shares pursuant to this Section 3(a) and deliver such number of copies of each such prospectus supplement to the NYSE as are required by such exchange. Any obligation of the Manager to use its reasonable efforts to sell the Shares on behalf of the Company shall be subject to the continuing accuracy of the representations and warranties of the Company herein, to the performance by the Company of its obligations hereunder and to the continuing satisfaction of the additional conditions specified in Section 6 of this Agreement.
          (b) (i) If the Company wishes to issue and sell the Shares pursuant to this Agreement but other than as set forth in Section 3(a) of this Agreement or as set forth in Section 3(a) of the Alternative Equity Distribution Agreement, as the case may be (each a “Placement”), it will notify the Manager of the proposed terms of such Placement. If the Manager, acting as principal, wishes to accept such proposed terms (which it may decline to do for any reason in its sole discretion) or, following discussions with the Company and, if applicable, the Alternative Manager, wishes to accept amended terms, the Manager, the Company and, if applicable, the

Alternative Manager will enter into a Terms Agreement setting forth the terms of such Placement.
     (ii) The terms set forth in a Terms Agreement will not be binding on the Company or the Manager unless and until the Company and the Manager have each executed such Terms Agreement accepting all of the terms of such Terms Agreement. In the event of a conflict between the terms of this Agreement and the terms of a Terms Agreement, the terms of such Terms Agreement will control.
          (c) (i) Under no circumstances shall the number and aggregate amount of the Shares sold pursuant to this Agreement, any Terms Agreement, the Alternative Equity Distribution Agreement and any Alternative Terms Agreement exceed either the aggregate amount set forth in Section 1.
     (ii) If either party has reason to believe that the exemptive provisions set forth in Rule 101(c)(1) of Regulation M under the 1934 Act are not satisfied with respect to the Shares, it shall promptly notify the other party and sales of the Shares under this Agreement and any Terms Agreement shall be suspended until that or other exemptive provisions have been satisfied in the judgment of each party. The Manager shall calculate on a weekly basis the average daily trading volume (as defined by Rule 100 of Regulation M under the 1934 Act) of the Common Stock.
          (d) Each sale of the Shares to the Manager shall be made in accordance with the terms of this Agreement and, if applicable, a Terms Agreement, which will provide for the sale of such Shares to, and the purchase thereof by, the Manager. A Terms Agreement may also specify certain provisions relating to the reoffering of such Shares by the Manager. The commitment of the Manager to purchase the Shares pursuant to any Terms Agreement shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth. Each Terms Agreement shall specify the number of the Shares to be purchased by the Manager pursuant thereto, the price to be paid to the Company for such Shares, any provisions relating to rights of, and default by, underwriters acting together with the Manager in the reoffering of the Shares, and the time and date (each such time and date being referred to herein as a “Time of Delivery”) and place of delivery of and payment for such Shares. Such Terms Agreement shall also specify any requirements for opinions of counsel, accountants’ letters and officers’ certificates pursuant to Section 6 of this Agreement and any other information or documents required by the Manager.
          (e) Until such time as the Company notifies the Manager of the Company’s election not to be bound by this paragraph (e), which election shall be exercisable in the Company’s sole discretion, the Company agrees that unless and until the aggregate offering price of Shares sold pursuant to the Distribution Agreements or any Terms Agreement reaches $160,000,000, the Company shall sell all Shares sold pursuant hereto and thereto through UBS Securities LLC, and thereafter, the Company may sell Shares through or to either the Manager or the Alternative Manager.
          (f) The Company agrees that any offer to sell, any solicitation of an offer to buy, or any sales of Shares or any other equity security of the Company shall only be effected by or through only one of the Manager or the Alternative Manager on any single given day, but in no event by both, and the Company shall in no event request that the Manager and the Alternative Manager sell Shares on the same day; provided, however, that (a) the foregoing limitation shall not apply to (i) exercise of any option, warrant, right or any conversion privilege set forth in the instrument governing such security or (ii) sales solely to employees or security holders of the Company or its subsidiaries, or to a trustee or other person acquiring such securities for the accounts of such persons, and (b) such limitation shall not apply on any day during which no sales are made pursuant to this Agreement.
          (g) Notwithstanding any other provision of this Agreement, the Company and the Manager agree that no sales of Shares shall take place, and the Company shall not request the sale of any Shares that would be sold, and the Manager shall not be obligated to sell, during any period in which the Company’s insider trading policy, as it exists on the date of the Agreement, would prohibit the purchases or sales of the Company’s Common Stock by its officers or directors, or during any other period in which the Company is, or could be deemed to be, in possession of material non-public information; provided that, unless otherwise agreed between the Company and the Managers, for purposes of this paragraph (g) such period shall be deemed to end on the date on which the Company’s next subsequent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as the case may be, is filed with the Commission.
          (h) Until the termination of this Agreement, the Manager and its affiliates will not take, directly or indirectly, any action designed, or which will constitute, or has constituted, or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.
          SECTION 4. Covenants of the Company. The Company agrees with the Manager:
          (a) During the period in which a prospectus relating to the Shares is required to be delivered under the 1933 Act (whether physically or through compliance with Rule 172 or any similar rule), to notify the Manager promptly of the time when any subsequent amendment to the Registration Statement has become effective or any subsequent supplement to the Base Prospectus, the Prospectus or any Permitted Free Writing Prospectus has been filed; to prepare and file with the Commission, promptly upon the Manager’s request, any amendments or supplements to the Registration Statement, the Base Prospectus, the Prospectus or any Permitted Free Writing Prospectus that, in the Manager’s reasonable opinion, may be necessary or advisable in connection with the offering of the Shares by the Manager; and to cause each amendment or supplement to the Base Prospectus or the Prospectus to be filed with the Commission as required pursuant to the applicable paragraph of Rule 424(b) of the 1933 Act or, in the case of any Incorporated Document, to be filed with the Commission as required pursuant to the 1934 Act, within the time period prescribed.
          (b) To promptly advise the Manager, confirming such advice in writing, of any request by the Commission for amendments or supplements to the Registration Statement, the Base Prospectus, the Prospectus or any Permitted Free Writing Prospectus or for additional information with respect thereto, or of notice of institution of proceedings for, or the entry of a stop order suspending the effectiveness of the Registration Statement and, if the Commission

should enter a stop order suspending the effectiveness of the Registration Statement, to use every reasonable effort to obtain the lifting or removal of such order as soon as possible; to promptly advise the Manager of any proposal to amend or supplement the Registration Statement, the Base Prospectus or the Prospectus, and to provide the Manager and its counsel copies of any such documents for review and comment a reasonable amount of time prior to any proposed filing and to file no such amendment or supplement (other than any prospectus supplement relating to the offering of other securities (including, without limitation, the Common Stock)) to which the Manager shall object in writing.
          (c) To make available to the Manager, as soon as practicable after this Agreement becomes effective, and thereafter from time to time to furnish to the Manager, as many copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) as the Manager may request for the purposes contemplated by the 1933 Act, in case the Manager is required to deliver (whether physically or through compliance with Rule 172 or any similar rule), in connection with the sale of the Shares, a prospectus after the nine-month period referred to in Section 10(a)(3) of the 1933 Act, or after the time a post-effective amendment to the Registration Statement is required pursuant to Item 512(a) of Regulation S-K under the 1933 Act, the Company will prepare, at its expense, promptly upon request such amendment or amendments to the Registration Statement and the Prospectus as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the 1933 Act or Item 512(a) of Regulation S-K under the 1933 Act, as the case may be.
          (d) Subject to Section 4(b) hereof, to file within the time periods required by the 1934 Act and the rules and regulations thereunder (the “1934 Act Regulations”) all reports and documents and any preliminary or definitive proxy or information statement required to be filed by the Company with the Commission in order to comply with the 1934 Act and the 1934 Act Regulations for so long as a Prospectus is required by the 1933 Act or the 1934 Act to be delivered (whether physically or through compliance with Rule 172 or any similar rule) in connection with any sale of Shares; and to provide the Manager, for its review and comment, with a copy of such reports and statements and other documents to be filed by the Company pursuant to Section 13, 14 or 15(d) of the 1934 Act during such period a reasonable amount of time prior to any proposed filing, and to file no such report, statement or document to which the Manager shall have objected in writing; and to promptly notify the Manager of such filing.
          (e) To pay the fees applicable to the Registration Statement in connection with the offering of the Shares within the time required by Rule 456 of the 1933 Act Regulations (without reliance on subsection (b)(1)(i) thereof) and in compliance with Rule 456(r) of the 1933 Act Regulations.
          (f) To promptly notify the Manager of the happening of any event within the period during which a prospectus is required to be delivered (whether physically or through compliance with Rule 153, Rule 172 or any similar rule) in connection with any sale of Shares, which event could require the making of any change in the Prospectus then being used so that the Prospectus would not include an untrue statement of material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, and, during such time, subject to Section 4(b), to prepare and furnish, at the Company’s expense, to the Manager promptly such amendments or supplements to such Prospectus as may be necessary to reflect any such change.
          (g) To furnish such information as may be required and otherwise to cooperate in qualifying the Shares for offering and sale under the securities or blue sky laws of such states or other jurisdictions as the Manager may designate and to maintain such qualifications in effect so long as required for the distribution of the Shares; provided, however, that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such jurisdiction (except service of process with respect to the offering and sale of the Shares); and to promptly advise the Manager of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for offer or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.
          (h) To make generally available to its security holders, and to deliver to the Manager, an earnings statement of the Company (which will satisfy the provisions of Section 11(a) of the 1933 Act) covering a period of twelve months beginning after the effective date of the Registration Statement (as defined in Rule 158(c) of the 1933 Act) as soon as is reasonably practicable after the termination of such twelve-month period but not later than the date 16 months after the date hereof.
          (i) To apply the net proceeds from the sale of the Shares in the manner set forth under the caption “Use of Proceeds” in the Prospectus.
          (j) Not to sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to sell or otherwise dispose of or agree to dispose of, directly or indirectly, any shares of the Common Stock or securities convertible into or exchangeable or exercisable for the Common Stock or warrants or other rights to purchase the Common Stock or any other securities of the Company that are substantially similar to the Common Stock or permit the registration under the 1933 Act of any shares of the Common Stock, except for (i) the registration of the Shares and the sales through the Manager pursuant to this Agreement or any Terms Agreement, through the Alternative Manager pursuant to the Alternative Equity Distribution Agreement or any Alternative Terms Agreement, or to the Manager or the Alternative Manager pursuant to any agreement pursuant to this Agreement or the Alternative Equity Distribution Agreement, as the case may be, (ii) any shares of Common Stock issued by the Company upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof and referred to in the Prospectus, (iii) any shares of Common Stock issued or options to purchase Common Stock granted pursuant to existing employee benefit plans of the Company or (iv) any shares of Common Stock issued pursuant to any non-employee director stock plan, dividend reinvestment plan or stock purchase plan of the Company, during the period from the date of this Agreement through the final Filing Date for the sale of the Shares pursuant to Section 3(a) of this Agreement, without (A) giving the Manager at least three business days’ prior written notice specifying the nature of the proposed sale and the date of such proposed sale and (B) the Manager suspending activity under this program for such period of time as requested by the Company.
          (k) Not, at any time at or after the execution of this Agreement, to offer or sell any Shares by means of any “prospectus” (within the meaning of the 1933 Act or the 1933 Act

Regulations), or use any “prospectus” (within the meaning of the 1933 Act or the 1933 Act Regulations) in connection with the offer or sale of the Shares, in each case other than the Prospectus.
          (l) The Company represents and agrees that, unless it obtains the prior consent of the Manager, and the Manager represents and agrees that, unless it obtains the prior consent of the Company, until the termination of this Agreement, each such party has not made and will not make any offer relating to the Shares that would constitute an “issuer free writing prospectus,” as defined in Rule 433, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405. Any such free writing prospectus relating to the Shares consented to by the Company and the Manager is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company represents that it has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping.
          (m) Until the termination of this Agreement, the Company will not, and will cause its Subsidiaries not to, take, directly or indirectly, any action designed, or which will constitute, or has constituted, or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares; provided that nothing herein shall prevent the Company from filing or submitting reports under the 1934 Act or the issuance of press releases and press statements in the ordinary course of business.
          (n) To use its best efforts to cause the Common Stock to be listed on the NYSE and to maintain such listing.
          (o) At any time during the term of this Agreement, as supplemented from time to time, to advise the Manager immediately after it shall have received notice or obtain knowledge thereof, of any information or fact that would alter or affect any opinion, certificate, letter and other document provided to the Manager pursuant to Section 6 herein.
          (p) Upon commencement of the offering of the Shares under this Agreement, and each time that (i) the Registration Statement or the Prospectus shall be amended or supplemented (other than a Prospectus Supplement filed pursuant to Rule 424(b) pursuant to Section 3(a) of this Agreement or relating solely to the offering of securities other than the Shares) (each such date, a “Registration Statement Amendment Date”), (ii) there is filed with the Commission any document incorporated by reference into the Prospectus (other than a Current Report on Form 8-K), or (iii) the Shares are delivered to the Manager pursuant to a Terms Agreement, to furnish or cause to be furnished to the Manager forthwith a certificate dated and delivered the date of effectiveness of such amendment, the date of filing with the Commission of such supplement or other document, the Time of Delivery, or promptly upon request, as the case may be, in form satisfactory to the Manager to the effect that the statements contained in the certificate referred to in Section 6(e) of this Agreement which were last furnished to the Manager are true and correct at the time of such amendment, supplement, filing, or delivery, as the case may be, as though made at and as of such time (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such time) or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in said Section

6(e), modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such certificate.
          (q) Upon commencement of the offering of the Shares under this Agreement, and each time that (i) the Registration Statement or the Prospectus is amended or supplemented (other than a Prospectus Supplement filed pursuant to Rule 424(b) pursuant to Section 3(a) of this Agreement or relating solely to the offering of securities other than the Shares), (ii) there is filed with the Commission any document incorporated by reference into the Prospectus (other than a Current Report on Form 8-K), or (iii) the Shares are delivered to the Manager pursuant to a Terms Agreement, to furnish or cause to be furnished forthwith to the Manager and to counsel to the Manager a written opinion of (x) Vinson & Elkins L.L.P., counsel to the Company (“Company Counsel”), or other counsel satisfactory to the Manager and (y) the General Counsel of the Company, each dated and delivered the date of effectiveness of such amendment, the date of filing with the Commission of such supplement or other document, the Time of Delivery, or promptly upon such request, as the case may be, in form and substance satisfactory to the Manager, of the same tenor as the opinions referred to in Section 6(c) of this Agreement, but modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such opinion.
          (r) Upon commencement of the offering of the Shares under this Agreement, and each time that (i) the Registration Statement or the Prospectus is amended or supplemented (other than a Prospectus Supplement filed pursuant to Rule 424(b) pursuant to Section 3(a) of this Agreement or relating solely to the offering of securities other than the Shares), (ii) there is filed with the Commission any document incorporated by reference into the Prospectus (other than a Current Report on Form 8-K), or (iii) the Shares are delivered to the Manager pursuant to a Terms Agreement, Cleary Gottlieb Steen & Hamilton LLP, counsel to the Manager, shall deliver a written opinion, dated and delivered the date of effectiveness of such amendment, the date of filing with the Commission of such supplement or other document, the Time of Delivery, or promptly upon such request, as the case may be, in form and substance satisfactory to the Manager.
          (s) Upon commencement of the offering of the Shares under this Agreement, and each time that (i) the Registration Statement or the Prospectus shall be amended or supplemented to include additional amended financial information, (ii) at the Manager’s oral or written request and upon reasonable advance oral or written notice to the Company, the Shares are delivered to the Manager pursuant to a Terms Agreement, (iii) the Company shall file an Annual Report on Form 10-K, or (iv) at the Manager’s reasonable request and upon reasonable advance notice to the Company, there is filed with the Commission any document (other than an Annual Report on Form 10-K) incorporated by reference into the Prospectus which contains financial information, to cause the Accountants, or other independent accountants satisfactory to the Manager forthwith to furnish the Manager a letter, dated the date of effectiveness of such amendment, the date of filing of such supplement or other document with the Commission, or the Time of Delivery, as the case may be, in form satisfactory to the Manager, of the same tenor as the letter referred to in Section 6(d) of this Agreement but modified to relate to the Registration Statement and the Prospectus, as amended and supplemented to the date of such letter.

          (t) Upon commencement of the offering of the Shares under this Agreement, and each time that (i) the Registration Statement or the Prospectus is amended or supplemented (other than a Prospectus Supplement filed pursuant to Rule 424(b) pursuant to Section 3(a) of this Agreement or relating solely to the offering of securities other than the Shares), (ii) there is filed with the Commission any document incorporated by reference into the Prospectus (other than a Current Report on Form 8-K), or (iii) the Shares are delivered to the Manager pursuant to a Terms Agreement, to conduct a due diligence session, in form and substance, satisfactory to the Manager, which shall include representatives of the management and the accountants of the Company.
          (u) To cooperate timely with any reasonable due diligence request from or review conducted by the Manager or its agents from time to time in connection with the transactions contemplated by this Agreement, including, without limitation, providing information and available documents and access to appropriate corporate officers and the Company’s agents during regular business hours and at the Company’s principal offices, and timely furnishing or causing to be furnished such certificates, letters and opinions from the Company, its officers and its agents, as the Manager may reasonably request.
          (v) That it consents to the Manager trading in the Common Stock for the Manager’s own account and for the account of its clients at the same time as sales of the Shares occur pursuant to this Agreement or pursuant to a Terms Agreement.
          (w) For three years from the date of this Agreement or of any Terms Agreement, to furnish to its stockholders within 120 days after the end of each fiscal year, for so long as the Company shall not be required to file annual and periodic reports with the Commission under the 1934 Act, audited financial statements (including a balance sheet and statements of income, stockholders’ equity and of cash flow of the Company for such fiscal year), accompanied by a copy of the certificate or report thereon of nationally recognized independent certified public accountants.
          (x) If to the knowledge of the Company, any condition set forth in Section 6(a) or 6(h) of this Agreement shall not have been satisfied on the applicable Settlement Date, to offer to any person who has agreed to purchase the Shares from the Company as the result of an offer to purchase solicited by the Manager the right to refuse to purchase and pay for such Shares.
          (y) Not to at any time, directly or indirectly, take any action intended, or which might reasonably be expected, to cause or result in, or which will constitute, stabilization of the price of shares of the Common Stock to facilitate the sale or resale of any of the Shares; and not invest in futures contracts, options on futures contracts or options on commodities, unless the Company is exempt from the registration requirements of the Commodity Exchange Act, as amended (the “Commodity Act”), or otherwise complies with the Commodity Act. The Company will not engage in any activities bearing on the Commodity Act, unless such activities are exempt from the Commodity Act or otherwise comply with the Commodity Act.
          (z) To disclose in its Quarterly Reports on Form 10-Q and in its Annual Report on Form 10-K the number of the Shares sold through the Manager under this Agreement, the Net

Proceeds to the Company and the compensation paid by the Company with respect to sales of the Shares pursuant to this Agreement during the relevant quarter.
          (aa) That each acceptance by the Company of an offer to purchase the Shares hereunder, and each execution and delivery by the Company of a Terms Agreement, shall be deemed to be an affirmation to the Manager that the representations and warranties of the Company contained in or made pursuant to this Agreement are true and correct as of the date of such acceptance or of such Terms Agreement as though made at and as of such date, and an undertaking that such representations and warranties will be true and correct as of the Settlement Date for the Shares relating to such acceptance or as of the Time of Delivery relating to such sale, as the case may be, as though made at and as of such date (except that such representations and warranties shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented relating to such Shares).
          (bb) Prior to instructing the Manager to make sales pursuant to Section 3 hereof on any given day (or as otherwise agreed between the Company and the Manager), a subcommittee (the “Designated Subcommittee”) of the Company’s Board of Directors authorized by either the Company’s Board of Directors or any authorized committee of the Board (collectively, the “Board”) shall have approved the minimum price and maximum number of Shares to be sold on such day and shall have provided to the Company an authorization substantially in the form of Exhibit A-3(a) or Exhibit A-3(b) approving such price and number, and the instructions provided to the Manager by the Company on such day shall reflect the terms of such authorization; provided, that in no case shall the price authorized by such Designated Subcommittee be below any minimum price authorized by the Board for such day, nor shall sales of the maximum number of shares authorized by such Designated Subcommittee cause the aggregate number of Shares sold to exceed any maximum number authorized by the Board.
          (cc) The Company shall ensure that there are at all times sufficient shares of Common Stock to provide for the issuance, out of its authorized but unissued shares of Common Stock or shares of Common Stock held in treasury, of the maximum aggregate number of Shares authorized for issuance by the Board pursuant to the terms of this Agreement.
          SECTION 5. Payment of Expenses.
          (a) The Company shall pay all expenses incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated hereby are consummated, including without limitation: (i) the preparation, printing and filing of the Registration Statement and the Prospectus (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation, printing and delivery to the Manager of this Agreement and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Shares, (iii) the preparation, issuance and delivery of any certificates for the Shares; (iv) any stamp or transfer taxes in connection with the issuance and sale of the Shares; (v) any registration or qualification of the Shares for offer and sale under the securities laws or blue sky laws of the several states and any other jurisdictions specified pursuant to Section 6(f) (including filing fees and the reasonable fees and expenses of counsel for the Manager relating to such registration and qualification); (vi) the fees and expenses of the Company’s accountants and the fees and expenses of counsel (including local and special counsel) for the Company; (vii) the printing and delivery to the Manager of copies of the Prospectus and any amendments or supplements thereto; (viii) the preparation, printing and delivery to the Manager of copies of the blue sky survey and any supplement thereto; (ix) the fees and expenses of any transfer agent or registrar for the Shares; and (x) the fees and expenses incurred in connection with the listing of the Shares on the New York Stock Exchange.
          (b) If the Company sells any Shares through or to the Manager in accordance with Section 3(e), the Manager shall reimburse the Company an amount equal to the product of (A) the reasonable, out-of-pocket fees and expenses of counsel for the Manager and the Alternative Manager incurred in connection with the Distribution Agreements and any Terms Agreement or Alternative Terms Agreement (“Expenses”) incurred by the Manager or Alternative Manager on or prior to December 31, 2008 in an amount not to exceed $200,000 and Expenses incurred by the Manager or Alternative Manager during the period beginning on January 1, 2009 and ending on May 31, 2009 in an amount not to exceed $50,000; and (B) a fraction equal to (x) the aggregate gross sales price of the Shares sold pursuant this Agreement divided by (y) the aggregate gross sales price of the Shares sold pursuant to the Distribution Agreements, which amount shall be payable within five business days following the receipt of notice by the Manager from the Company of the receipt of an invoice for payment thereof to the Alternative Manager.
          SECTION 6. Conditions of the Manager’s Obligations. The obligations of the Manager hereunder and under any Terms Agreement are subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the time of the execution of this Agreement, any applicable date referred to in Section 4(p) of this Agreement and on such other dates as reasonably requested by the Manager, the date of any executed Terms Agreement and as of each Applicable Time, Settlement Date and Time of Delivery, the performance by the Company of its obligations hereunder and to the following additional conditions precedent.
          (a) (i) No stop order with respect to the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings initiated under Section 8(d) or 8(e) of the 1933 Act, and no order directed at or in relation to any document incorporated by reference therein and no order preventing or suspending the use of the Prospectus has been issued by the Commission, and no suspension of the qualification of the Shares for offering or sale in any jurisdiction, or to the knowledge of the Company or the Manager of the initiation or threatening of any proceedings for any of such purposes, has occurred; (ii) the Registration Statement and all amendments thereto shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (iii) neither the Prospectus nor any amendment or supplement thereto, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; (iv) neither the General Disclosure Package nor any amendment or supplement thereto, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; and (v) none of the Permitted Free Writing Prospectuses, if any, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.
          (b) Since the respective dates as of which information is disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, except as otherwise stated therein, there has been no material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business, prospects, properties or results of operations of the Company and its subsidiaries taken as a whole, whether or not arising in the ordinary course of business, that, in the reasonable judgment of the Manager, makes it impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.
          (c) The Company shall furnish to the Manager, at every date specified in Section 4(q) of this Agreement and on such other dates as reasonably requested by the Manager, an opinion of (i) Company Counsel in the form set forth in Exhibit A-1 hereto and (ii) the General Counsel of the Company in the form set forth in Exhibit A-2 hereto, in each case addressed to the Manager, dated as of such date and in form and substance satisfactory to the Manager.
          (d) At the dates specified in Section 4(s) of this Agreement and on such other dates as reasonably requested by the Manager, the Manager shall have received from the Accountants letters dated the date of delivery thereof and addressed to the Manager in form and substance satisfactory to the Manager.
          (e) The Company will deliver to the Manager a certificate, (i) dated as of and delivered on each Filing Date, (ii) dated as of and delivered on the Time of Delivery pursuant to any Terms Agreement, and (iii) on such other dates as reasonably requested by the Manager (each, a “Certificate Date”), of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company to the effect that (A) the representations and warranties of the Company as set forth in this Agreement are true and correct as of the Certificate Date, (B) the Company shall perform such of its obligations under this Agreement as are to be performed at or before each such Certificate Date, (C) there has been no Material Adverse Change since the later of the last Certificate Date and the last Filing Date (except as otherwise disclosed in the General Disclosure Package) and (D) no stop order suspending the effectiveness of the Registration Statement or any notice objecting to its use has been issued and no proceedings for that purpose have been instituted or are pending or are contemplated by the Commission.
          In addition, on each Certificate Date, the certificate shall also state that the Shares to be sold on that date have been duly and validly authorized by the Company and that all corporate action required to be taken for the authorization, issuance and sale of the Shares on that date has been validly and sufficiently taken.
          (f) The Manager shall have received, at every date specified in Section 4(r) of this Agreement and on such other dates as reasonably requested by the Manager, the favorable opinion of Cleary Gottlieb Steen & Hamilton LLP, counsel to the Manager, dated as of such date, and in form and substance satisfactory to the Manager.

          (g) At every date specified in Section 4(t) of this Agreement and on such other dates as reasonably requested by the Manager, the Company shall have conducted due diligence sessions, in form and substance satisfactory to the Manager, which shall include the participation of representatives of the management of the Company and the accountants of the Company.
          (h) All filings with the Commission required by Rule 424 of the 1933 Act Regulations to have been filed by the Settlement Date or the Time of Delivery, as the case may be, shall have been made within the applicable time period prescribed for such filing by Rule 424.
          (i) The Shares shall have been approved for listing on the NYSE, subject only to notice of issuance at or prior to the Settlement Date or the Time of Delivery, as the case may be.
          SECTION 7. Indemnification and Contribution.
          (a) The Company agrees to indemnify and hold harmless the Manager, the directors, officers, employees and agents of the Manager and each person, if any, who controls any Manager within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:
          (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of or based on any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement in the form first filed with the Commission (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading; or arising out of any untrue statement or alleged untrue statement of a material fact included in the Base Prospectus, the Statutory Prospectus, any preliminary prospectus relating to the Shares, any Issuer Free Writing Prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the 1933 Act or the Prospectus (or in any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;
          (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission provided that any such settlement is effected with the written consent of the Company; and
          (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen in accordance with Section 7(c) below), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information relating to the Manager furnished to the Company by the Manager expressly for use in the Registration Statement (or in any amendment thereto) including the Base Prospectus, the Statutory Prospectus, any preliminary prospectus relating to the Shares, any Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto).
          (b) The Manager agrees to indemnify and hold harmless the Company, its directors, each of its officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section (including without limitation, any legal or other expenses incurred in connection with defending or investigating any such claim), as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or in any amendment thereto), the Base Prospectus, the Statutory Prospectus, any Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information relating to the Manager furnished to the Company by or on behalf of the Manager expressly for use in the Registration Statement (or any amendment thereto), the Base Prospectus, the Statutory Prospectus, any Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto).
          (c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 7(b) above, counsel to the indemnified parties shall be selected by the Manager (provided, however, that such counsel shall be reasonably satisfactory to such indemnified parties), and, in the case of parties indemnified pursuant to Section 7(a) above, counsel to the indemnified parties shall be selected by the Company (provided, however, that such counsel shall be reasonably satisfactory to such indemnified parties). An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.
          (d) If the indemnification provided for in Section 7 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Manager on the other hand from the offering of the Shares pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Manager on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.
          The relative benefits received by the Company on the one hand and the Manager on the other hand in connection with the offering of the Shares pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Shares pursuant to this Agreement (before deducting expenses) received by the Company and the total fees and commissions received by the Manager, as set forth in the Prospectus.
          The relative fault of the Company on the one hand and the Manager on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Manager and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
          The Company and the Manager agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.
          Notwithstanding the provisions of this Section 7(d), the Manager shall not be required to contribute any amount in excess of the fees or commissions received by the Manager applicable to the Shares purchased by the Manager.
          No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          For purposes of this Section 7, each person, if any, who controls the Manager within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Manager, and each director of the Company, each officer of the Company who signed the Registration Statement, each employee or agent of the Manager, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company.
          SECTION 8. Representations and Agreements to Survive. All representations, warranties and agreements of the Company herein or in certificates delivered pursuant hereto or any Terms Agreement, and the agreements of the Manager contained in Section 4 of this Agreement, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Manager or any controlling persons, or the Company (or any of their officers, directors or controlling persons), and shall survive delivery of and payment for the Shares.
          SECTION 9. Termination.
          (a) The Company shall have the right, by giving written notice as hereinafter specified, to terminate the provisions of this Agreement relating to the solicitation of offers to purchase the Shares in its sole discretion at any time. Any such termination shall be without liability of any party to any other party except that (i) if Shares have been sold through the Manager for the Company, then Section 4(x) shall remain in full force and effect, (ii) with respect to any pending sale, through the Manager for the Company, the obligations of the Company, including in respect of compensation of the Manager, shall remain in full force and effect notwithstanding the termination and (iii) the provisions of Sections 5, 7, 8, 10, 11, 12, 16 and 18 of this Agreement shall remain in full force and effect notwithstanding such termination.
          (b) The Manager shall have the right, by giving written notice as hereinafter specified, to terminate the provisions of this Agreement relating to the solicitation of offers to purchase the Shares in its sole discretion at any time. Any such termination shall be without liability of any party to any other party except that the provisions of Sections 5, 7, 8, 10, 11, 12, 16 and 18 of this Agreement shall remain in full force and effect notwithstanding such termination.
          (c) This Agreement shall remain in full force and effect unless terminated pursuant to Sections 8(a) or (b) above or otherwise by mutual agreement of the parties; provided that any such termination by mutual agreement shall in all cases be deemed to provide that Section 5, Section 7 and Section 8 shall remain in full force and effect.
          (d) Any termination of this Agreement shall be effective on the date specified in such notice of termination; provided that such termination shall not be effective until the close of business on the date of receipt of such notice by the Manager or the Company, as the case may be. If such termination shall occur prior to the Settlement Date for any sale of the Shares, such sale shall settle in accordance with the provisions of Section 3(a)(vi) of this Agreement.
          (e) In the case of any purchase by the Manager pursuant to a Terms Agreement, the obligations of the Manager pursuant to such Terms Agreement shall be subject to termination at any time at or prior to the Time of Delivery, if, since the time of execution of the Terms Agreement or the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and the Prospectus, (i) there has been any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business, prospects, properties or results of operations of the Company and its subsidiaries taken as a whole, whether or not arising in the ordinary course of business as, in the Manager’s sole judgment, to make it inadvisable or impracticable to market the Shares, (ii) if there has occurred any material adverse change in the financial markets in the United States or in the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the sole judgment of the Manager, impracticable or inadvisable to market the Shares or to enforce contracts for the sale of the Shares, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or the NYSE or if trading generally on the American Stock Exchange or the NYSE or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the Financial Industry Regulatory Authority, Inc. or any other governmental authority, or (iv) a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, or (v) if a banking moratorium has been declared by either Federal or New York authorities. If the Manager elects to terminate its obligations pursuant to this Section 9(e), the Company shall be notified promptly in writing.
          SECTION 10. Notices. Except as otherwise herein provided, all statements, requests, notices and agreements under this Agreement and any Terms Agreement shall be in writing and delivered by hand, overnight courier, mail or facsimile and, if to the Manager, shall be sufficient in all respects if delivered or sent to Morgan Stanley & Co. Incorporated, 1585 Broadway, New York, New York 10036, Attention: Equity Syndicate Desk, with a copy to the Legal Department; and if to the Company shall be delivered, mailed or sent to it at 118-29 Queens Boulevard, Forest Hills, New York, NY 11375-1600; Attention: Senior Vice President, Treasurer; facsimile number (718) 709-3639, with a copy (at the same Company address) to the Office of the General Counsel; facsimile number (718) 709-3631 and, if to the Company, it shall be sufficient in all respects if delivered or sent to the Company at the offices of the Company at 1600 Smith Street, HQSFN, Houston, Texas, 77002, attention of the Senior Vice President – Finance and Treasurer, facsimile number (713) 324-2447 and at 1600 Smith Street, HQSLG, Houston, Texas, 77002, attention of the General Counsel. Each party to this Agreement and any Terms Agreement may change such address for notices by sending to the parties to this Agreement and any Terms Agreement written notice of a new address for such purpose.
          SECTION 11. Parties at Interest. The Agreement herein set forth and any Terms Agreement have been and are made solely for the benefit of the Manager and the Company and to the extent provided in Section 7 of this Agreement the controlling persons, directors and officers referred to in such section, and their respective successors, assigns, heirs, personal representatives and executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from the Manager) shall acquire or have any right under or by virtue of this Agreement and any Terms Agreement.

          SECTION 12. No Fiduciary Relationship. The Company hereby acknowledges that the Manager is acting solely as sales agent and/or principal in connection with the purchase and sale of the Company’s securities. The Company further acknowledges that the Manager is acting pursuant to a contractual relationship created solely by this Agreement entered into on an arm’s length basis, and in no event do the parties intend that the Manager act or be responsible as a fiduciary to the Company, its management, stockholders or creditors or any other person in connection with any activity that the Manager may undertake or have undertaken in furtherance of the purchase and sale of the Company’s securities, either before or after the date hereof. The Manager hereby expressly disclaims any fiduciary or similar obligations to the Company, either in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions, and the Company hereby confirms its understanding and agreement to that effect. The Company and the Manager agree that they are each responsible for making their own independent judgments with respect to any such transactions and that any opinions or views expressed by the Manager to the Company regarding such transactions, including, but not limited to, any opinions or views with respect to the price or market for the Company’s securities, do not constitute advice or recommendations to the Company. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Manager with respect to any breach or alleged breach of any fiduciary or similar duty to the Company in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions.
          SECTION 13. Adjustments for Stock Splits. The parties acknowledge and agree that all share related numbers contained in this Agreement and any Terms Agreement shall be adjusted to take into account any stock split effected with respect to the Shares.
          SECTION 14. Entire Agreement. This Agreement and any Terms Agreement constitute the entire agreement and supersedes all other prior and contemporaneous agreements and undertakings, both written and oral, among the parties hereto with regard to the subject matter hereof.
          SECTION 15. Counterparts. This Agreement and any Terms Agreement may be signed by the parties in one or more counterparts which together shall constitute one and the same agreement among the parties.
          SECTION 16. Law; Construction. This Agreement, any Terms Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement or any Terms Agreement (“Claim”), directly or indirectly, shall be governed by, and construed in accordance with, the internal laws of the State of New York.
          SECTION 17. Headings. The Section headings in this Agreement and any Terms Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement or any Terms Agreement.
          SECTION 18. Submission to Jurisdiction. Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Company consents to the jurisdiction of such courts and personal service with respect thereto. The Company hereby consents to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this Agreement and any Terms Agreement is brought by any third party against the Manager or any indemnified party. Each of the Manager and the Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) waives all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement and any Terms Agreement. The Company agrees that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Company and may be enforced in any other courts to the jurisdiction of which the Company is or may be subject, by suit upon such judgment.
          SECTION 19. Successors and Assigns. This Agreement shall be binding upon the Manager and the Company and their successors and assigns and any successor or assign of any substantial portion of the Company’s and the Manager’s respective businesses and/or assets.
          SECTION 20. Miscellaneous. The Manager, an indirect, wholly-owned subsidiary of Morgan Stanley, is not a bank and is separate from any affiliated bank, including Morgan Stanley. Because the Manager is a separately incorporated entity, it is solely responsible for its own contractual obligations and commitments, including obligations with respect to sales and purchases of securities. Securities sold, offered or recommended by the Manager are not deposits, are not insured by the Federal Deposit Insurance Corporation, are not guaranteed by a branch or agency, and are not otherwise an obligation or responsibility of a branch or agency.
          A lending affiliate of the Manager may have or may in the future have lending relationships with issuers of securities underwritten or privately placed by the Manager. To the extent required under the securities laws, prospectuses and other disclosure documents for securities underwritten or privately placed by the Manager will disclose the existence of any such lending relationships and whether the proceeds of the issue will be used to repay debts owed to affiliates of the Manager.

          If the foregoing correctly sets forth the understanding between the Company and the Manager, please so indicate in the space provided below for that purpose, whereupon this Agreement and your acceptance shall constitute a binding agreement between the Company and the Manager. Alternatively, the execution of this Agreement by the Company and its acceptance by or on behalf of the Manager may be evidenced by an exchange of telegraphic or other written communications.

Very truly yours, CONTINENTAL AIRLINES, INC.
By:	/s/ Gerald Laderman
	Name:	Gerald Laderman
	Title:	Senior Vice President – Finance and Treasurer

ACCEPTED as of the date
first above written

MORGAN STANLEY & CO. INCORPORATED

By:	/s/ Chad Parker

Name: Chad Parker
Title: Vice President

Annex I
CONTINENTAL AIRLINES, INC.
Class B Common Stock
TERMS AGREEMENT
                    , 200
Morgan Stanley & Co. Incorporated
1585 Broadway
New York, NY 10036
Dear Sirs:
          Continental Airlines, Inc. (the “Company”) proposes, subject to the terms and conditions stated herein and in the Equity Distribution Agreement, dated October 22, 2008 (the “Equity Distribution Agreement”), between the Company and Morgan Stanley & Co. Incorporated (the “Manager”), to issue and sell to the Manager the securities specified in the Schedule hereto (the “Purchased Securities”) [, and solely for the purpose of covering over-allotments, to grant to the Manager the option to purchase the additional securities specified in the Schedule hereto (the “Additional Securities”)]*.
          [The Manager shall have the right to purchase from the Company all or a portion of the Additional Securities as may be necessary to cover over-allotments made in connection with the offering of the Purchased Securities, at the same purchase price per share to be paid by the Manager to the Company for the Purchased Securities. This option may be exercised by the Manager at any time (but not more than once) on or before the thirtieth day following the date hereof, by written notice to the Company. Such notice shall set forth the aggregate number of shares of Additional Securities as to which the option is being exercised, and the date and time when the Additional Securities are to be delivered (such date and time being herein referred to as the “Option Closing Date”); provided, however, that the Option Closing Date shall not be earlier than the Time of Delivery (as set forth in the Schedule hereto) nor earlier than the second business day after the date on which the option shall have been exercised nor later than the fifth business day after the date on which the option shall have been exercised. Payment of the purchase price for the Additional Securities shall be made at the Option Closing Date in the same manner and at the same office as the payment for the Purchased Securities.]*
          Each of the provisions of the Equity Distribution Agreement not specifically related to the solicitation by the Manager, as agent of the Company, of offers to purchase securities is incorporated herein by reference in its entirety, and shall be deemed to be part of this

*	Include only if the Manager has an over-allotment option.

Terms Agreement to the same extent as if such provisions had been set forth in full herein. Each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Terms Agreement [and] [,] the Time of Delivery [and any Option Closing Date]*, except that each representation and warranty in Section 2 of the Equity Distribution Agreement which makes reference to the Prospectus (as therein defined) shall be deemed to be a representation and warranty as of the date of the Equity Distribution Agreement in relation to the Prospectus, and also a representation and warranty as of the date of this Terms Agreement [and] [,] the Time of Delivery [and any Option Closing Date]* in relation to the Prospectus as amended and supplemented to relate to the Purchased Securities.
          An amendment to the Registration Statement (as defined in the Equity Distribution Agreement), or a supplement to the Prospectus, as the case may be, relating to the Purchased Securities [and the Additional Securities]*, in the form heretofore delivered to the Manager is now proposed to be filed with the Securities and Exchange Commission.
          Subject to the terms and conditions set forth herein and in the Equity Distribution Agreement which are incorporated herein by reference, the Company agrees to issue and sell to the Manager and the latter agrees to purchase from the Company the number of shares of the Purchased Securities at the time and place and at the purchase price set forth in the Schedule hereto.

*	Include only if the Manager has an over-allotment option.

          If the foregoing is in accordance with your understanding, please sign and return to us a counterpart hereof, whereupon this Terms Agreement, including those provisions of the Equity Distribution Agreement incorporated herein by reference, shall constitute a binding agreement between the Manager and the Company.

CONTINENTAL AIRLINES, INC.
By:
Name:
Title:

ACCEPTED as of the date
first above written

MORGAN STANLEY & CO. INCORPORATED

By:

Name:
Title:

Schedule to Annex I
Title of Purchased Securities [and Additional Securities]*:
Class B Common Stock, par value $0.01 per share
Number of Shares of Purchased Securities:
[Number of Shares of Additional Securities:]*
[Price to Public:]
Purchase Price by the Manager:
Method of and Specified Funds for Payment of Purchase Price:
By wire transfer to a bank account specified by the Company in same day funds.
Method of Delivery:
Free delivery of the Shares to the Manager’s account at the Depository Trust Company in return for payment of the purchase price.
Time of Delivery:
Closing Location:
Documents to be Delivered:
The following documents referred to in the Equity Distribution Agreement shall be delivered as a condition to the Closing:
(1) The opinion referred to in Section 4(q).
(2) The opinion referred to in Section 4(r).
(3) The accountants’ letter referred to in Section 4(s).
(4) The officers’ certificate referred to in Section 4(p).
(5) Such other documents as the Manager shall reasonably request.
[Lockup:]

*	Include only if the Manager has an over-allotment option.

Schedule I
LIST OF SUBSIDIARIES
Air Micronesia, Inc.
Continental Micronesia, Inc.

Schedule II
ISSUER GENERAL USE FREE WRITING PROSPECTUSES
None

Exhibit A-I
FORM OF OPINION OF COMPANY COUNSEL
TO BE DELIVERED PURSUANT TO SECTION 4(q)
1.	The Company is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own, lease and operate its properties, to conduct its business as described in the General Disclosure Package and the Prospectus, as amended or supplemented, to issue the Shares and to enter into and perform its obligations under the Agreement and any applicable Terms Agreement.

2.	The authorized capital stock of the Company is as set forth in the General Disclosure Package and the Prospectus; the Shares have been duly and validly authorized and are validly issued and fully paid and non-assessable and no holder of the Shares is or will be subject to personal liability for obligations of the Company solely by reason of being such a holder; the holders of outstanding shares of capital stock of the Company are not entitled to statutory preemptive rights, or preemptive rights pursuant to the charter or bylaws of the Company, to subscribe for the Shares.

3.	The information in the General Disclosure Package and the Prospectus under the caption “Description of Common Stock and Preferred Stock,” and in the Registration Statement under Item 15, insofar as such statements purport to summarize certain provisions of the Company’s charter and bylaws and matters of Delaware General Corporation Law, is correct in all material respects.

4.	The Registration Statement in the form first filed with the Commission became effective upon filing under Rule 462(e) on April 20, 2006 and any post effective amendment thereto became effective upon filing under Rule 462(e) under the 1933 Act; any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and, to the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or threatened by the Commission; the Registration Statement, the Prospectus, excluding the documents incorporated by reference therein, and each amendment or supplement to the Registration Statement and Prospectus, excluding the documents incorporated by reference therein, as of their respective effective or filing dates (other than the financial statements and supporting schedules included therein or omitted therefrom, as to which we need express no opinion) appeared on their face to have been appropriately responsive in all material respects to the requirements of the 1933 Act and the 1933 Act Regulations.

5.	The Agreement and any applicable Terms Agreement have been duly authorized, executed and delivered by the Company.

6.	The Company is not, and after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the General Disclosure Package and the Prospectus, will not be, an “investment company,” as such term is defined in the 1940 Act.

7.	No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any United States or Texas court or governmental authority or agency (other than under the 1933 Act, which have been obtained, or as may be required under the securities or blue sky laws of the various states, as to which we need express no opinion) is necessary or required in connection with the due authorization, execution and delivery of the Agreement and any applicable Terms Agreement or for the offering, issuance, sale or delivery of the Shares.
In addition, such counsel shall include a statement to the following effect:
Because the primary purpose of such counsel’s engagement was not to establish or confirm factual matters or financial or accounting matters and because of the wholly or partially non-legal character of many of the statements contained in the Prospectus, such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Prospectus, and such counsel has not independently verified the accuracy, completeness or fairness of such statements. Such counsel has participated in conferences with officers and other representatives of the Company and representatives of the independent public accountants of the Company, and with the Manager’s representatives and legal counsel, at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed. Such counsel has also reviewed certain corporate documents furnished to such counsel by the Company. Based on such participation and review (relying as to matters of fact upon statements made to us by representatives of the Company), and subject to the limitations described above, nothing has come to such counsel’s attention that would lead such counsel to believe that the (A) Registration Statement or any amendment thereto (except for (i) financial statements and schedules contained therein, including the notes thereto and the auditors’ reports thereon, (ii) the other financial or statistical information contained therein, incorporated by reference therein, or omitted therefrom and (iii) the exhibits thereto, as to which we have not been asked to comment), at the time the Registration Statement in the form first filed with the Commission or any amendment thereto became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (B) the Prospectus or any amendment or supplement thereto (except for (i) financial statements and schedules contained therein, including the notes thereto and the auditors’ reports thereon, (ii) the other financial or statistical information contained therein, incorporated by reference therein, or omitted therefrom and (iii) the exhibits thereto, as to which we have not been asked to comment), as of the date of the Prospectus Supplement, or as of the relevant Settlement Date, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (C) the documents specified in Exhibit B to this letter consisting of those documents included in the General Disclosure Package (except for (i) financial statements and schedules contained therein, including the notes thereto and the auditors’ reports thereon, (ii) the other financial or statistical information contained therein, incorporated by reference therein, or omitted therefrom and (iii) the exhibits thereto, as to which we have not been asked to comment), as of the date hereof and as of the relevant Applicable Time, contains an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading.
In rendering such opinion, such counsel may rely, as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company and public officials. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

Exhibit A-2
FORM OF OPINION OF
GENERAL COUNSEL OF THE COMPANY
TO BE DELIVERED PURSUANT TO SECTION 4(q)
1.	The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

2.	To the knowledge of such General Counsel and except as set forth in the Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company are outstanding, except as may have been issued or may exist under the Company’s employee benefit or similar plans disclosed in the Prospectus.

3.	To the knowledge of such General Counsel, there is not pending or threatened any action, suit, proceeding, inquiry or investigation, to which the Company or any subsidiary is a party, or to which the property of the Company or any subsidiary is subject, before or brought by any court or governmental agency or body, domestic or foreign, of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Prospectus.

4.	Each subsidiary of the Company named Schedule I to the Agreement has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect; except as otherwise disclosed in the Registration Statement, all of the capital stock of the Company issued subsequent to May 2001 has been duly authorized and validly issued, is fully paid and non-assessable and all of the issued and outstanding capital stock of each such subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

5.	The documents incorporated by reference in the Prospectus (other than the financial statements and supporting schedules included therein or omitted therefrom, as to which such counsel need express no opinion), when they were filed with the Commission complied as to form in all material respects with the requirements of the 1934 Act and the 1934 Act Regulations.

6.	To the knowledge of such General Counsel, neither the Company nor any subsidiary is in violation of its charter or by-laws and no default by the Company or any subsidiary exists in the due performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument that is described or referred to in the Registration Statement, (except for such defaults that are not reasonably expected to have a Material Adverse Effect).

7.	The execution, delivery and performance of the Agreement and any Terms Agreement, and the consummation of the transactions contemplated in the Agreement and any Terms Agreement, in the Registration Statement (including the issuance and sale of the Shares and the use of the proceeds from the sale of the Shares as described in the Prospectus under the caption “Use of Proceeds”) and compliance by the Company with its obligations under the Agreement and any Terms Agreement do not and will not, whether with or without the giving of notice or lapse of time or both, to the knowledge of such General Counsel, conflict with or constitute a breach of, or default under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any subsidiary pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument to which the Company or any subsidiary is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any subsidiary is subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that are not reasonably expected to have a Material Adverse Effect), nor will such action result: (A) in any violation of the provisions of the charter or by laws of the Company or any subsidiary, or (B) to the knowledge of such General Counsel, in any violation of any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any subsidiary or any of their respective properties, assets or operations.

8.	Except as set forth in the Prospectus, no holders of securities of the Company have rights to the registration of such securities under the Registration Statement.

Exhibit A-3(a)
Meeting of the Equity Pricing Subcommittee
of the Equity Pricing Committee of the Board of Directors
          Upon notice duly given or waived, a special meeting of the Equity Pricing Subcommittee (the “Subcommittee”) of the Equity Pricing Committee of the Board of Directors (the “Board”) of Continental Airlines, Inc. (the “Company”) was held [by conference telephone] commencing at [          ]:00 a.m., local time, on [DATE]. [Larry Kellner OR Jeff Smisek] attended the meeting [by conference telephone], constituting a quorum of the Subcommittee. Mr. [Kellner/Smisek], who was unable to participate in the meeting, waived notice. Also participating [on the call] at the invitation of the Subcommittee were, from the Company and present at the Company’s offices at 1600 Smith Street, Houston, Texas, Gerry Laderman, Senior Vice President – Finance and Treasurer, and Ted North, Managing Director – Corporate Finance. Mr. [Kellner/Smisek] chaired the meeting and Mr. [Laderman/North] acted as secretary to the meeting.
          Mr. [Kellner/Smisek] called the meeting to order and confirmed the presence of a quorum. After discussing recent developments in the equity markets with respect to the Company’s Class B common stock, Mr. [Kellner/Smisek] approved the proposed offering of shares of Class B common stock on the date hereof pursuant to the following resolutions:
          RESOLVED, that, on the date of [                    ], 2008 only, the Company offer and sell pursuant to the Registration Statement on Form S-3 (No. 333-133187) up to [                    ] shares of Common Stock through [                    ] (the “Manager”), pursuant to the Equity Distribution Agreement, dated as of October 22, 2008, between it and the Company, by means of ordinary brokers’ transactions on the New York Stock Exchange at market prices; provided that in any event the price at which all such shares of Common Stock will be sold by the Company shall be equal to or greater than $[                    ] per share (after giving effect to any discounts provided or commissions paid by the Company in connection with the Offering) and the compensation that shall be paid to the Manager shall be 2% of the gross aggregate sales price of the Common Stock sold; and further
          RESOLVED, that the appropriate officers of the Company be, and each of them hereby is, authorized and directed to take such other actions, and to execute and deliver such other documents and instruments, as they deem necessary or advisable to carry out the purpose and intent of the foregoing resolutions, the taking of any action or the execution of any document or instrument to be conclusive evidence of the approval thereof by this Subcommittee, and that all actions heretofore taken by officers of the Company consistent with the foregoing resolutions are hereby ratified and confirmed.
          There being no further business, the meeting was adjourned.
[Gerald Laderman / Ted North]
Secretary of the Meeting

Exhibit A-3(b)
          We are requesting your approval by Unanimous Written Consent of the Equity Pricing Subcommittee of the resolutions below, which would authorize the company to offer and sell solely on the date hereof up to [                    ] shares of Continental’s Class B common stock at a price per share to the public of at least $[                    ] (or $[                    ] per share, after giving effect to any discounts or commissions).
          Please confirm your approval by reply e-mail message (e.g., “I approve”).
Resolutions of the Equity Pricing Subcommittee of Continental Airlines, Inc.
          RESOLVED, that, on the date of [INSERT DATE], 2008 only, the Company offer and sell pursuant to the Registration Statement on Form S-3 (No. 333-133187) up to [INSERT MAX NUMBER OF SHARES] shares of Common Stock through [___] (the “Manager”), pursuant to the Equity Distribution Agreement, dated as of October 22, 2008, between it and the Company, by means of ordinary brokers’ transactions on the New York Stock Exchange at market prices; provided that in any event the price at which all such shares of Common Stock will be sold by the Company shall be equal to or greater than $[___] per share (after giving effect to any discounts provided or commissions paid by the Company in connection with the Offering) and the compensation that shall be paid to the Manager shall be 2% of the gross aggregate sales price of the Common Stock sold; and further
          RESOLVED, that the appropriate officers of the Company be, and each of them hereby is, authorized and directed to take such other actions, and to execute and deliver such other documents and instruments, as they deem necessary or advisable to carry out the purpose and intent of the foregoing resolution, the taking of any action or the execution of any document or instrument to be conclusive evidence of the approval thereof by this Subcommittee, and that all actions heretofore taken by officers of the Company consistent with the foregoing resolution are hereby ratified and confirmed.
          Capitalized terms used in the above resolutions but not defined therein shall have the respective meanings ascribed to such terms in the Unanimous Written Consent of the Equity Pricing Committee dated October 20, 2008.